                       NATIONWIDE VARIABLE INSURANCE TRUST
                       Nationwide NVIT Mid Cap Growth Fund

                         Supplement Dated August 3, 2007
                       to the Prospectus dated May 1, 2007

NorthPointe  Capital,  LLC  ("NorthPointe"),   a  majority-owned  subsidiary  of
Nationwide  Emerging  Managers,  LLC  ("Nationwide  Emerging  Managers")  and an
indirect majority-owned subsidiary of Nationwide Corporation,  is the subadviser to the Nationwide NVIT Mid Cap Growth Fund (the "Fund"),  a series of Nationwide
Variable Insurance Trust (the "Trust").  On July 19, 2007,  Nationwide  Emerging
Managers and NorthPointe Holdings, LLC entered into a definitive agreement under which NorthPointe  Holdings,  LLC will purchase all of the membership  interests held by Nationwide  Emerging  Managers in NorthPointe (the  "Transaction").  The
Transaction is expected to close during the second half of 2007.

Upon the closing of the  Transaction,  a change in control of  NorthPointe  will occur that will cause NorthPointe's current subadvisory agreement with the Trust to  terminate.  At that  time,  NorthPointe  will  no  longer  be an  affiliated subadviser  because it will not be under  common  control with  Nationwide  Fund
Advisors,  the  investment  adviser  to the Fund.  At a meeting  of the Board of
Trustees of the Trust held on June 13, 2007, the Board approved,  subject to its receipt and satisfaction  with certain factual  information not yet available at
the  time  of  its  June  13  meeting,   a  new   subadvisory   agreement   with
newly-unaffiliated  NorthPointe,  in  reliance  upon  the  Manager  of  Managers exemptive  order the Trust has  obtained  from the SEC,  which does not  require shareholder  approval  of the  hiring  of an  unaffiliated  subadviser.  The new subadvisory agreement with newly-unaffiliated NorthPointe, which is identical in all  material  respects  to  the  current  subadvisory  agreement,  will  ensure continued  provision of  subadvisory  services by  NorthPointe  to the Fund. The portfolio manager of the Fund currently is expected to remain the same after the closing of the Transaction.

PS-NCEQ-1 8-07       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE